2016 Q1 Earnings Call May 9, 2016, 10:00 am PT Exhibit 99.2

Forward Looking Statements Certain statements contained in the Company’s press release for the three months ended March 31, 2016 and the accompanying comments during our conference call that are not historical information may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, but not limited to, forward-looking statements related to: community count growth, market and industry trends, the continued housing market recovery, operating results for the second quarter of 2016 and full year 2016, average sale price of homes to be closed in various periods, SG&A percentage, gross margins, future cash needs and liquidity, leverage ratios and reduction strategies, land acquisition spending and backlog conversion rates. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: the availability of labor and homebuilding materials and increased construction cycle times; adverse weather conditions, including but not limited to the continued drought in California and the Southwest; our financial leverage and level of indebtedness and any inability to comply with financial and other covenants under our debt instruments; continued volatility and worsening in general economic conditions either internationally, nationally or in regions in which we operate; conditions in our newly entered markets and newly acquired operations; worsening in markets for residential housing; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; decline in real estate values resulting in impairment of our real estate assets; volatility in the banking industry and credit markets; uncertainties in the capital and securities markets; terrorism or other hostilities involving the United States; building moratorium or “slow-growth” or “no-growth” initiatives that could be implemented in states in which we operate; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in generally accepted accounting principles or interpretations of those principles; changes in prices of homebuilding materials; competition for home sales from other sellers of new and resale homes; cancellations and our ability to realize our backlog; the occurrence of events such as landslides, soil subsidence and earthquakes that are uninsurable, not economically insurable or not subject to effective indemnification agreements; changes in governmental laws and regulations; whether we are able to pay off or refinance the outstanding balances of our debt obligations at their maturity; limitations on our ability to utilize our tax attributes; whether an ownership change occurred that could, under certain circumstances, have resulted in the limitation of our ability to offset prior years’ taxable income with net operating losses; the timing of receipt of regulatory approvals and the opening of projects; the availability and cost of land for future development; our ability to integrate successfully the Polygon Northwest operation with our existing operations; and additional factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business.   A copy of the press release reporting the Company’s financial results for the three months ended March 31, 2016 is available on the Company's website at www.lyonhomes.com.

Management Presenters William H. Lyon Chairman of the Board and Executive Chairman Matthew Zaist President and Chief Executive Officer Colin Severn Senior Vice President and Chief Financial Officer

Year over Year Comparisons % y-o-y change: +117% +49% +10% +17% % y-o-y change: +76% +49% +35% +28% % y-o-y change: +24% 0% (18%) (8%) Net New Orders (Units) Order Value (In Millions) Average Community Count Monthly Order Absorption Rate/Avg. Community % y-o-y change: +92% +50% +12% +25% Order ASP ($ In Thousands) $504 $444 $472 $475 $464 $473 $456 $486 2014 2015 2016

% y-o-y change: +48% +24% +13% +38% Year over Year Comparisons (continued) % y-o-y change: +65% +33% +13% +40% Homes Closed Homebuilding Revenue (In Millions) Bps y-o-y change: (120bps) +10bps +70bps +10bps Bps y-o-y change: (450bps) (160bps) (70bps) (110bps) Adjusted Gross Margin Gross Margin (GAAP) 2014 2015 2016

Backlog Growth – Year over Year Value $335M Homes 678 ASP $494k Q1 2015 Q1 2016 Value $472M Homes 885 ASP $533k Units 31%ASP 8%$ Value 41%

Backlog Conversion Rate Backlog Conversion Rate - Quarterly

Summary of Q1 2016 Results William Lyon Homes’ business has continued to improve across a number of financial and operating metrics Net new home orders are up 17% y-o-y and dollar value of orders up 25% y-o-y. New home deliveries of 543 and Home sales revenue of $261.3 million are up 40% and 38% y-o-y, respectively. Operating income of $13.3 million, up 32%. Net income to common stockholders of $9.0 million, up 35% SG&A margin of 12.5%, reduction of 130 bps. bps Three months ended Twelve months ended 42460 42094 Change 42369 42004 Change Select operating statistics New home orders 689 588 0.17176870748299319 2,575 1,677 0.5354800238521169 Dollar value of orders ($mm) $334.5 $268.2 0.25 New home deliveries 543 388 0.39948453608247425 2,314 1,753 0.32002281802624072 ASP (homes closed, $000s) $481.2 $489 -1.5950920245398795E-2 $466.3 $488.9 -4.622622213131513E-2 Summary financial information ($mm) Home sales revenue $261.3 $189.7 0.37743806009488678 $1,078.9000000000001 $857 0.25892648774795812 Homebuilding gross profit $46.1 $35.6 0.2949438202247191 $199.9 $179.5 0.11364902506963792 Operating income $13.3 $10.1 0.31683168316831695 $81 $75.900000000000006 6.7193675889327981E-2 Net income to common stockholders $9 $6.7 0.35 $57.3 $44.6 0.28475336322869943 Diluted EPS ($) $0.24 $0.18 0.32 $1.48 $1.34 0.10447761194029843 Adjusted EBITDA $33.5 $23 0.45652173913043476 73.8 $158.5 $122.7 0.29176854115729417 Select margins Gross margin 0.17699999999999999 0.188 -,110.1 0.185 0.20899999999999999 -,239.99999999999994 Adjusted gross margin 0.247 0.246 10.000000000000009 0.248 0.252 -40.000000000000036 SG&A margin 0.125 0.13800000000000001 -,130.11 0.112 0.11700000000000001 -50.000000000000043

2016 Sales Volume – Actual vs. Prior Year Total Net Orders by Month (Units) % y-o-y change: +21% +22% +11% +3% 2015 2016 Avg. Sales Locations: 55 72 52 67 54 67 63 68 69 71 71 73 76 75 74 72 Monthly Absorption Rate: 3.0 2.8 3.6 3.4 4.3 3.8 4.5 4.3 4.0 4.0 3.1 3.1 2.4 2.3 2.6 2.1 Consistent Seq. Absorption Imprv.

Strong New Order Growth – Dollars Trailing Twelve Months Dollar value of new home orders of over $1.25 billion on a TTM basis, an increase of 42% over the TTM period in the prior year and up 88% over a two year period. Q1’16 dollar value of new orders was $335 million, up 25% over the prior year. TTM Dollar Value of Orders ($ Millions) TTM Ending: Up 42% Y-o-Y

Strong New Order Growth – Units Trailing Twelve Months New net orders of 2,676 units for TTM Q1 2016. Increase of 43% over prior year and 96% over two year period. TTM Orders (Units) TTM Ending: Up 43% Y-o-Y

Diversified product strategy, allowing us to offer a wide range of product, from entry level to luxury. We have implemented a land acquisition and product positioning strategy to increase our exposure to the entry level buyer segment. Entry level deliveries in Q1 2016 represented 35% of total deliveries as compared to 42% of all sold but not closed homes in backlog. ASP by Buyer Type ($ in ‘000s) Units by Buyer Type High Quality, Diverse Product Offerings Buyer Type - Q1 2016 Homes Closed Price Range - Q1 2016 Home Closings and Backlog Home Closings Backlog ASP: $481K ASP: $533K Buyer Type - Q1 2016 Ending Backlog ASP by Buyer Type ($ in ‘000s) Units by Buyer Type ≤ $300k 21% ≤ $300k 22% > $600k 23% > $600k 28% Entry 1st time move-up 2nd time move-up Luxury Entry 1st time move-up 2nd time move-up Luxury Luxury 1% Luxury 6% $319 $520 $608 $1,370 $353 $458 $675 $1,670 2nd time move-up 23% Entry 35% 1st time move-up 41% 2nd time move-up 19% Entry 42% 1st time move-up 33% $451k - $600k 20% $301k - $450k 36% $451k - $600k 19% $301k - $450k 31%

Continued Growth and Diversification Through Monetization of High Quality Land Positions Total lots owned and controlled vs. years of land supply Q1 2016 deliveries (units) Continued diversification across markets Lots inventory summary as of 3/31/16 We own or control 18,035 lots as of March 31, 2016 in some of the most dynamic and land constrained markets in the Western U.S. Q1 2016 deliveries ($ revenue)

Consistent Growth and Operating Leverage Over the last years, the Company has generated strong annual revenue growth and consistently lower SG&A as a percentage of homebuilding revenue. Q1’16 SG&A represents 12.5% of the quarterly homebuilding revenue, down from 13.8% in Q1’15. TTM Total Revenue ($ Millions) TTM Ending: TTM SG&A as a % of Homebuilding Revenue Note: 2014 SG&A excludes Polygon transaction fees of $5.9 million. SG&A G&A

Key Investment Highlights Strong market share in high quality markets Attractive land portfolio High quality, diverse product offerings Balanced capital structure Expertise in land acquisition, entitlement, and development Disciplined operating strategy Strong customer satisfaction and significant brand loyalty Experienced management team

Appendix

Adjusted EBITDA Three Months Ended March 31, Twelve Months Ended December 31, 2016 2015 2015 2014 Adjusted EBITDA (dollars in thousands) Net income attributable to William Lyon Homes $9,014 $6,682 $57,335.684800000003 $44,625 Provision for income taxes 5,045 3,570 26,806.315200000001 23,797 Interest expense aaInterest incurred 20,261 18,033 76,222 65,559 aaInterest capitalized ,-20,261 ,-18,033 ,-76,222 ,-65,559 Amortization of capitalized interest included in cost of sales 11,747 6,701 38,416 26,510 Stock-based compensation 1,492 1,351 6,570 6,114 Depreciation and amortization 498 557 2,663 6,041 Non-cash purchase accounting adjustments q 6,593 4,333 28,919 9,979 Cash distributions of income from unconsolidated joint ventures 324 76 1,075 353 Equity in income of unconsolidated joint ventures -1,181 -,248 -3,239 -,555 Adjusted EBITDA $33,532 $23,022 $,158,546 $,116,864 Northern California 46 65

Adjusted Homebuilding Gross Margin (1) Cost of sales excluding interest and purchase accounting adjustments